SARBANES-OXLEY ACT SECTION 906 CERTIFICATIONS

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the report on Form N-CSR, for the period ended October 31, 2022, of Nationwide Mutual Funds (the “Registrant”).

I, David Majewski, the Principal Financial Officer of the Registrant, certify, to the best of my knowledge, that:

1.

the report on Form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. § 78m(a) and § 78o(d)); and

2.

the information contained in the report on Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

December 22, 2022

Date

__/s David Majewski________
David Majewski
Principal Financial Officer
Nationwide Mutual Funds

This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of Form N-CSR or as a separate disclosure document.

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission (the “Commission”) or the Commission’s staff upon request.

SARBANES-OXLEY ACT SECTION 906 CERTIFICATIONS

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the report on Form N-CSR, for the period ended October 31, 2022, of Nationwide Mutual Funds (the “Registrant”).

I, Lee T. Cummings, the Principal Executive Officer of the Registrant, certify, to the best of my knowledge, that:

1.

the report on Form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. § 78m(a) and § 78o(d)); and

2.

the information contained in the report on Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

December 22, 2022

Date

__/s Lee T. Cummings_______
Lee T. Cummings
Principal Executive Officer
Nationwide Mutual Funds

This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of Form N-CSR or as a separate disclosure document.

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission (the “Commission”) or the Commission’s staff upon request.